Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 18, 2011								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-10	1Q-11	1Q-11	2Q-11	3Q-11	4Q-11
										A	A	E	E	E	E
This fleet status report contains information on contracts and letters of intent or awards with our customers.  Letters of intent or awards are noted in the comments section and may not result in an actual drilling contract. The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which we urge you to review and which are available free of charge on the SEC’s Web site at www.sec.gov.

U.S. Gulf of Mexico Semisubmersibles (8)

Noble Danny Adkins	Bingo 9000	1999/2009	12,000'-DP	US GOM	Shell	Late Jun 2010	Mid Aug 2010	68-70
Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico.  Shell will provide certain operational support in addition to the suspension rate.  The suspension period shall be extended in the event the period of limitation on certain activities in the U.S. Gulf of Mexico is extended.

				US GOM	Shell	Mid Aug 2010	Late Oct 2010	446-448	Subsea System has been certified.
				US GOM	Shell	Late Oct 2010	Late Dec 2010	68-70	Suspension rate. We are in discussions with Shell over the application of the suspension rate following the lifting of the moratorium in the U.S. Gulf of Mexico.
				US GOM	Shell	Late Dec 2010	Late Sep 2014	446-448	Well completion estimated to end on 2/07/2011 after which the unit could return to the Suspension rate.

Noble Jim Day, Newbuild	Bingo 9000	1999/2009	12,000'-DP	In-transit & acceptance testing		Mid Jun 2010	Late Dec 2010	-
				US GOM	Shipyard	Early Jan 2011	TBA	-	Available. Subsea System has been certified.		18

Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Noble Energy	Mid Jun 2010	Mid Dec 2010	144-146	Standby rate from June 15, 2010 though December 12, 2010.
				US GOM	Shipyard	Mid Dec 2010	TBA	-	Available. Subsea System has been certified.	18	18

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	LLOG	Mid Oct 2010	Late Jun 2011	334-336	Subsea System has been certified. Rig was swapped for Noble Lorris Bouzigard to perform under contract with LLOG.	17

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	Late Jun 2010	Late Jan 2011	46-48
Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico.  Shell will provide certain operational support in addition to the suspension rate. The suspension period shall be extended in the event the period of limitation on certain activities in the U.S. Gulf of Mexico is extended.

				US GOM	Shell	Early Feb 2011	Early Apr 2011	335-337
Pursuant to our agreement with Shell and in connection with the Frontier transaction closing, Noble will reduce the current dayrate to $335,000-$337,000. This same dayrate, plus an increase for anticipated capital expenditures expected to be incurred at the request of Shell, will also apply during a three-year extension, which is scheduled to begin following the conclusion of the current contract in March 2011 (plus the suspension period and plus any upgrade period to the extent it occurs beyond the period of suspension). The revised dayrate will be eligible for a 15% performance bonus.  Subsea System is in the certification process and is expected to be complete by mid to late January 2011.

				US GOM	Shell	Early Apr 2011	Early Oct 2014	335-337	Eligible for a maximum 15% bonus.

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Shipyard	Mid Jun 2010		-	Available. The unit is currently warm stacked. Subsea System has been certified.	92	18

Noble Driller	Aker H-3 Twin Hull S1289 Column	1976/2007	5,000'	US GOM	Shell	Early Aug 2010	Mid Apr 2011	46-48	Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico. Subsea System is in the certification process.
				US GOM	Shell	Mid Apr 2011	Mid Mar 2013	382-384	Plus five one-year options.

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	Shipyard	Early Oct 2010		-	Noble Amos Runner was swapped for rig to perform under contract with LLOG. The unit is currently cold stacked.

U.S. Gulf of Mexico Submersibles (2)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Shipyard	Mid Sep 2009		-	Cold Stacked.

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	Shipyard	Early Jun 2009		-	Cold Stacked.
Mexico Semisubmersible (1) (c)
Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	Early Aug 2008	Late Jul 2011	483-485

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	Mid June 2010	Early Nov 2010	94-96
				US GOM	Shipyard	Mid Nov 2010		-	Available. The unit has moved to the US Gulf of Mexico and will be temporarily stacked to reduce operating costs.	50	18

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Mexico	Shipyard	Early Aug 2010		-	Available. The unit is currently warm stacked.	92	18

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Mexico	Shipyard	Late June 2010		-	Available. The unit is currently warm stacked.	92	18

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	Late July 2010	Mid Oct 2010	74-76
				Mexico	Shipyard	Mid Oct 2010	Late Oct 2010	-		21
				Bay of Campeche	Pemex	Early Nov 2010	Late Dec 2010	74-76		2
				US GOM	Shipyard	Late Dec 2010		-	Available. The unit is moving to the US Gulf of Mexico and will be temporarily stacked to reduce operating costs.		18

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	Mid June 2010	Mid Dec 2010	79-81		2
				US GOM	Shipyard	Late Dec 2010		-	Available. The unit is moving to the US Gulf of Mexico and will be temporarily stacked to reduce operating costs.	11	18

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Mexico	Shipyard	Mid Sept 2010	Mid Nov 2010	-	UWILD inspection.	45
						Mid Nov 2010	Early Feb 2011	74-76	Received contract extension.

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	Late May 2010	Mid Oct 2010	79-81
				Bay of Campeche	Pemex	Mid Oct 2010	Mid Nov 2010	76-78	Received a 28-day extension of the current direct assignment.
				US GOM	Shipyard	Mid Nov 2010		-	Available. The unit has moved to the US Gulf of Mexico and will be temporarily stacked to reduce operating costs.	42	18

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Mexico	Shipyard	Late Sep 2010	Late Oct 2010	-	UWILD inspection.	31
				Bay of Campeche	Pemex	Early Nov 2010	Late Jan 2011	74-76	Received contract extension.

Noble Roy Butler	F&G L-780 MOD II	1982/1998	250’-IC (f)	Bay of Campeche	Pemex	Late July 2010	Early Apr 2011	62-64

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	Late Aug 2010	Late Dec 2010	62-64	Available. The unit is moving to the US Gulf of Mexico and will be temporarily stacked to reduce operating costs.	7	18

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	Early Aug 2010	Early Nov 2010	82-84
This contract commenced 8/07/2008.  The contract reprices every three months based on an index of jackup rates in seven international regions.  On 8/07/2010, the contract repriced at a new dayrate of $82k-$84k.

						Early Nov 2010	Early Dec 2011	80-82	On 11/07/2010, the contract repriced at a new dayrate of $80k-$82k. The next date on which the contract is expected to reprice is 2/07/2011.					18

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Bay of Campeche	Pemex	Early Sep 2010	Early Dec 2010	80-82
This contract commenced on 3/02/2009.  The contract reprices every three months based on an index of jackup rates in seven international regions.  On 12/02/2010, the contract repriced at a new dayrate of   $80k-$82k.

				Bay of Campeche	Pemex	Early Dec 2010	Early Mar 2011	80-82
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 18, 2011								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-10	1Q-11	1Q-11	2Q-11	3Q-11	4Q-11
										A	A	E	E	E	E
This fleet status report contains information on contracts and letters of intent or awards with our customers.  Letters of intent or awards are noted in the comments section and may not result in an actual drilling contract. The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which we urge you to review and which are available free of charge on the SEC’s Web site at www.sec.gov.

Brazil Semisubmersibles (3) (c )(h)
Noble Dave Beard-Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Brazil	Petrobras	Mid Mar 2010	Mid Mar 2015	219-221	Eligible for a maximum 15% performance bonus.	30

Noble Paul Wolff	Noble EVA 4000™	1981/1999/2006	9,200'-DP	Brazil	Petrobras	Early Nov 2009	Early Nov 2014	427-429	Eligible for a maximum 15% performance bonus. Timing of survey subject to change.	7		16	64

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	Mid Apr 2007	Mid Oct 2010	113-115	Eligible for a maximum of 15% performance bonus.	6				45
				Brazil	Petrobras	Mid Oct 2010	Mid Oct 2015	269-271	Eligible for a maximum of 10% performance bonus.

Brazil Drillships (3) (c )(h)
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Petrobras	Mid Mar 2010	Late Feb 2012	346-348	Eligible for a maximum of 15% performance bonus.	5
				Brazil	Petrobras	Late Feb 2012	Mid Oct 2012	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	Mid Oct 2012	Mid Aug 2016	346-348	Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	Late Jun 2009	Early Feb 2011	300-302	Eligible for a maximum of 15% performance bonus.	12
				Brazil	Petrobras	Early Feb 2011	Early Nov 2011	89-91	We expect to enter the shipyard four weeks earlier than expected. Early arrival is not expected to impact the project end date. Anticipate +/- 240 days beginning in Early March 2011 for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.			34		33	92
				Brazil	Petrobras	Early Nov 2011	Late Jan 2016	300-302	Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	Early May 2009	Mid May 2015	289-291	Eligible for a maximum of 15% performance bonus. Received MOU to swap the Noble Phoenix for the Noble Muravlenko to complete current Noble Muravlenko contract. Expect substitution to take place in 4Q 2011. Noble Muravlenko shipyard upgrade project cancelled. The Petrobras Noble Muravlenko/Noble Phoenix swap is subject to Petrobras board approval and finalization of contract.	12					92

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Shipyard	Mid Sept 2010	Late Nov 2010	-	Entering the shipyard for rig modifications and regulatory inspection.	61
				United Kingdom	Centrica/Maersk	Early Dec 2010	Early Jul 2011	246-248	Plus five fixed-priced options.

North Sea/Mediterranean Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	7,200	Malta	ExxonMobil	Mid Apr 2009	Mid Apr 2012	504-506
We have initiated arbitration proceedings with both ExxonMobil and BP with respect to an assignment of the drilling contract from ExxonMobil to BP.  Payment of the dayrate is subject to the resolution to this dispute.  The rig has been on standby since April 30, 2010 and continues to be on standby. Pending resolution of this dispute, the Company has been reserving the revenue stream.  Assignment to Repsol for 2 wells plus 2 priced options; program is estimated to begin on or about April 1, 2011 subject to final acceptance of the rig by Repsol.

North Sea Jackups (8)
Noble Hans Deul	F&G JU-2000E	2009	400'-IC	Netherlands	Shell	Early Feb 2009	Early Feb 2011	127-129
				United Kingdom	Shell	Early Feb 2011	Early Feb 2013	174-176

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Centrica	Mid Feb 2010	Mid Jan 2011	86-88
				United Kingdom	Shipyard	Mid Jan 2011	Late Mar 2011	-	Contract preparations.			66
				United Kingdom	Centrica	Early Apr 2011	Late Mar 2012	88-90

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	Early Dec 2010	Early Jun 2011	111-113	Plus a six month priced option.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	United Kingdom	ATP	Early Mar 2010	Mid Jan 2011	85-87
				United Kingdom	Shipyard	Late Jan 2011	Late May 2011	-	Available.			66	64
				Netherlands	Chevron	Early Jun 2011	Mid Nov 2011	88-91	Plus two priced option wells.

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Shipyard	Early Sep 2009	Late Oct 2010	-		31
				Netherlands	Gaz de France/Wintershall	Early Nov 2010	Early Mar 2011	79-81	Plus a 35-day priced option.
				Netherlands	Shipyard	Mid Mar 2011	Late Mar 2011	-
				Netherlands	Dana (KNOC)	Early Apr 2011	Mid Oct 2011	87-89	Plus two 40-day options.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	Late Feb 2010	Late Oct 2010	109-111
				Netherlands	Shipyard	Late Oct 2010	Late Nov 2010	-		25
				Netherlands	Gaz de France	Late Nov 2010	Late Nov 2011	85-87

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	Late Feb 2010	Mid Dec 2010	92-94	Plus two priced option wells; estimated time to complete each well is +/- 60 days.
				Netherlands	Gaz de France	Mid Dec 2010	Late Dec 2011	86-88

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	Early Jan 2010	Late Dec 2010	117-119
				Netherlands	Wintershall	Early Jan 2011	Late Dec 2011	91-93

West Africa Drillship (1)
Noble Duchess	Conversion	1975	1,500'	Nigeria	NPDC	Mid Oct 2008	Early Nov 2010	307-309
				Nigeria	Shipyard	Early Nov 2010		-	Available. The unit is currently warm stacked.	56	18

West Africa Jackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	Early Jul 2010	Late Jun 2012	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation. Rig was farmout to NOAC (Agip) with a completion date of 12/29/2010. We anticipate the need to remove the unit from Nigeria or to a duty free zone for 30 days spanning the 4Q2010/1Q2011 in order to apply for a new temporary import permit. Regulatory inspection; estimated time to complete +/- 31 days in 2Q 2011.	2	18	10	31

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Cameroon	EurOil	Early May 2010	Early Mar 2011	89-91	Plus two priced option wells. Anticipate entering the shipyard in early-mid March 2011 for regulatory inspection and upgrades.			31	61

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	Early Jul 2010	Late Jun 2012	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation. We anticipate the need to remove the unit from Nigeria or to a duty free zone for 30 days in the 1Q2011 in order to apply for a new temporary import permit.			30

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Cameroon	Shipyard	Mid Aug 2010	Mid Oct 2010	-	Available.	15
				Nigeria	NOAC (Agip)	Mid Oct 2010	Early Jan 2011	89-91
				Cameroon	Shipyard	Early Jan 2011	Mid Feb 2011	-			18	32
				Nigeria	Addax	Mid Feb 2011	Late Aug 2011	83-85	Received letter of intent plus one 6-month option; subject to finalizing contract and temporary import permit.

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Cameroon	Shipyard	Mid Mar 2009		-	Available. The unit is currently cold stacked.	92	18
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 18, 2011								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-10	1Q-11	1Q-11	2Q-11	3Q-11	4Q-11
										A	A	E	E	E	E
This fleet status report contains information on contracts and letters of intent or awards with our customers.  Letters of intent or awards are noted in the comments section and may not result in an actual drilling contract. The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which we urge you to review and which are available free of charge on the SEC’s Web site at www.sec.gov.

Arabian Gulf Jackups (14) (c )
Noble Scott Marks	F&G JU-2000E	2009	400'-IC	Netherlands	Centrica	Early Sep 2010	Mid Jan 2011	212-214
				UAE (Hamriyah)	Shipyard	Mid Jan 2011	Late Jun 2011	-	Mobilization and contract preparation.			75	91
				Saudi Arabia	Saudi Aramco	Late Jun 2011	Late Jun 2014	236-238
Plus lump sum mobilization and capital upgrades.  Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contracted time.

Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	UAE (Hamriyah)	Shipyard	Late Apr 2010	Mid Feb 2011	-	Installation of leg extensions; upgrading steel, and contract preparation.	92	18	27
				Saudi Arabia	Saudi Aramco	Mid Feb 2011	Mid Feb 2014	131-133
Plus lump sum mobilization and capital upgrades.  Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contracted time.

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas	Early Apr 2010	Early Apr 2012	71-73	Contract is subject to 120-day notice of cancellation. Plus a two-year priced option.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	Qatar	Maersk Oil Qatar	Mid Aug 2009	Mid Dec 2010	49-51	Rig substitution for Noble David Tinsley contract; rig to serve as an accommodation.
				Qatar	Maersk Oil Qatar	Mid Dec 2010	Late Mar 2011	51-53	Rig to serve as an accommodation. Plus three two-month priced options.						60

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	Early Jun 2010	Early Dec 2011	59-61	Contract is subject to a 60-day notice of cancellation. Plus two six-month priced options.

Noble Alan Hay	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	Mid Oct 2009	Mid Nov 2011	#	Rate withheld at request of operator. Contract is subject to a 90-day notice of cancellation.

Noble Roy Rhodes	MLT Class 116-C	1979/2009	300’-IC	Qatar	Total E&P Qatar	Mid Sep 2010	Mid Feb 2011	59-61	Work over program.
				UAE (Hamriyah)	Shipyard	Mid Feb 2011	Late Mar 2011	-	Contract preparation; including adding additional leg length.			45
			328'-IC	Ras Al Khalmah	RAK Al Khalij	Early Apr 2011	Mid May 2011	88-90	Plus up to 150-day priced option.
				Oman	RAK Petroleum Oman	Mid May 2011	Mid Oct 2011	92-94	Plus up to 200-day priced option.

Noble Joe Beall	Modec 300C-38	1981/2004	300'-IC	Qatar	McDermott	Late Sep 2010	Early Nov 2010	10-12	Received contract - standby rate.
				Qatar	McDermott	Early Nov 2011	Mid May 2011	53-55	Accommodation work.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	UAE (Hamriyah)	Shipyard	Early May 2009	Early Dec 2010	-	Estimated timing for leg repair/replacement; then available. The unit is currently warm stacked.	24	18

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Maersk Oil Qatar	Late May 2009	Mid Dec 2010	47-49	Accommodation work.
				Qatar	Maersk Oil Qatar	Mid Dec 2010	Late Mar 2011	49-51	Accommodation work. Plus one one-month priced option.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	UAE (Hamriyah)	Shipyard	Early Dec 2009		-	Available. The unit is currently warm stacked.	92	18

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	RasGas	Early Feb 2010	Early Feb 2012	47-49	Accommodation work; plus one one-year priced option. Contract is subject to a 120-day notice of cancellation.

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	Mid Jul 2008	Mid Jul 2011	91-93						14

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150'-IC	UAE (Hamriyah)	Shipyard	Mid Feb 2010		-	Available. The unit is currently cold stacked.	92	18

India Jackups (4) (c, d)
Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	Late Feb 2010	Late Feb 2015	54-56	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	India	Jindal/ONGC	Early Jan 2009	Early Jan 2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	Early Jun 2010	Early Jun 2013	49-51	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	India	Deepwater Drilling/ONGC	Early Oct 2010	Late Sep 2013	49-51	Rig bareboat chartered to Deepwater Drilling which is contracted with ONGC.

Southeast Asia Drillship (2)
Noble Phoenix	Gusto Engineering Pelican Class	1979/2009	5,000' DP	Brunei	Shell	Late Jun 2010	Late Oct 2010	243-245
				Brunei	Shell	Late Oct 2010	Mid Feb 2011	339-341
				Shipyard & In-transit & acceptance testing	Noble	Mid Feb 2011	4Q 2011	-	Received MOU to swap the Noble Phoenix for the Noble Muravlenko to complete current Noble Muravlenko contract. Expect substitution to take place in 4Q 2011. Remainder of Noble Phoenix contract with Shell is cancelled. The Petrobras Noble Muravlenko/Noble Phoenix swap is subject to Petrobras board approval and finalization of contract.			45	91	92

Noble Discoverer	Arctic Class Hull ICE-05; Sonat Discoverer Class	1976/2009	1,000'	Shipyard	Shell	Mid Jul 2007	Late Dec 2010	154-156	Rate is subject to escalation adjustments.
				New Zealand	Shell	Early Jan 2011	Early May 2011	154-156
				TBA	Shell	Early May 2011	Mid Nov 2011	154-156	Plus two one-year priced options.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 18, 2011								.		Approximate actual and estimated unpaid down time days *
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-10	1Q-11	1Q-11	2Q-11	3Q-11	4Q-11
											A	A	E	E	E	E
This fleet status report contains information on contracts and letters of intent or awards with our customers.  Letters of intent or awards are noted in the comments section and may not result in an actual drilling contract. The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which we urge you to review and which are available free of charge on the SEC’s Web site at www.sec.gov.

Newbuild Drillship (5)
	Noble Globetrotter I - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		Mid Oct 2011	-
					In-transit & acceptance testing		Mid Oct 2011	Late Dec 2011	-
					US GOM	Shell	Early Jan 2012	Late Dec 2021	409-411
Contract is at a fixed dayrate the first five years and is eligible for a 15% performance bonus.  During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

	Noble Globetrotter II - Newbuild	Globetrotter Class	2013	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		Early Jun 2013	-
					In-transit & acceptance testing		Early Jun 2013	Late Oct 2013	-
					TBA	Shell	Early Nov 2013	Late Oct 2023	409-411
Contract is at a fixed dayrate the first five years and is eligible for a 15% performance bonus.  During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

	Noble Bully I (g) - Newbuild	GustoMSC Bully PRD 12000	2011	8,200'-DP	Keppel	Shipyard		Mid Jul 2011
					In-transit & acceptance testing		Late Jul 2011	Late Nov 2011
					US GOM	Shell	Late Nov 2011	Late Nov 2016	440-445	Plus four 1-year priced options.

	Noble Bully II (g) - Newbuild	GustoMSC Bully PRD 12000	2011	8,200'-DP	Keppel	Shipyard		Late Sep 2011
					In-transit & acceptance testing		Early Oct 2011	Mid Dec 2011		Actual start-up time will be influenced by the length of the customs importation process.
					Brazil	Shell	LateDec 2011	LateDec 2021	440-445	Contract is at a fixed dayrate the first five years. During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

	Shell Drillship Letter of Intent	TBA	TBA	8,500'-DP	TBA	Shell	Second half of 2013	Late 2018	409-411	Eligible for a 15% performance bonus. Actual unit to be determined. Drilling contract term is 5 1/2 years subject to Shell board approval.

Newbuild Jackups (2)

	Noble Jackup I - Newbuild	F&G JU-3000N	2012	400'-IC	Jurong	Shipyard		Late Dec 2012
					In-transit & acceptance testing		Early Jan 2013	Early May 2013
					TBA	TBA	TBA	TBA	TBA
Options for up to four additional units which must be exercised by January 1, 2012.  Each option unit may be priced individually and is priced based on the original unit price, plus a potential escalation factor, with future deliveries scheduled in six-month increments beginning in late 2013.

	Noble Jackup II - Newbuild	F&G JU-3000N	2013	400'-IC	Jurong	Shipyard		Late Jun 2013
					In-transit & acceptance testing		Early Jul 2013	Early Dec 2013
					TBA	TBA	TBA	TBA	TBA

Other (1)
	Seillean - FPSO	A1 Floating Production & Storage Installation LMC, category 2B ship	1989/2008	6,500'-DP	US GOM	BP	Late Jul 2010	Late Oct 2010	303-305
As previously disclosed, we are in a dispute with BP over amounts owed under the contract, although we believe we have satisfied our obligations under the charter and are owed the amounts due under the charter.  Based on the available information and the analysis we have performed to date, we have recorded the revenue under this charter.

							Late Oct 2010		-	Available. The unit is currently warm stacked.	61

											1176	324	477	402	202	244
(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.
(c)	In various market segments, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.									Fourth Quarter 2010 Total: (includes: shipyard, stacked and downtime days.)	1176
(d)	Listed rigs are modified bareboat charter; cost structure varies by region.
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.									2011 Total: (includes: shipyard, stacked and downtime days.)	1649
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.
(g)	Commitment split 50/50 - Joint Venture between Shell and Noble Corp.
(h)	The drilling contract provides the client with the right to terminate the contract in the event of excessive downtime.

*	A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.

# =	Rate withheld at request of operator.

Definitions of Date Ranges:
Early: 1st - 10th
Mid: 11th - 20th
Late: 21st - End of Month.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.